SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 AUGUST 29, 1997

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission               IRS Employer
jurisdiction                        File Number              Identification
of incorporation                                             Number

Delaware                              1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On August 29, 1997 registrant issued a press release entitled Halliburton and NUMAR Update Acquisition Plans pertaining, among other things, to an announcement that registrant's Form S-4 registration statement under the Securities Act of 1933, filed with the Securities and Exchange Commission on August 26, 1997, became effective August 29, 1997. The Form S-4 was filed in connection with registrant's plans to acquire NUMAR Corporation through the exchange of 0.9664 of a share of registrant's common stock for each share of NUMAR common stock. NUMAR announced that the close of business on July 25, 1997 has been fixed as the record date for determination of shareholders entitled to notice of and to vote at a special meeting of its shareholders on September 30, 1997 to approve a merger agreement between NUMAR and registrant. A proxy statement/prospectus will be distributed on September 2, 1997 to NUMAR shareholders entitled to vote at the special meeting scheduled for September 30, 1997.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated August 29, 1997.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HALLIBURTON COMPANY




Date:    September 3, 1997                  By: /s/ Lester L. Coleman
                                                --------------------------------
                                                Lester L. Coleman
                                                Executive Vice President and
                                                General Counsel




























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                                  EXHIBIT INDEX



Exhibit                                                      Sequentially
Number                     Description                       Numbered Page

20                         Press Release of                  5 of 6
                           August 29, 1997
                           Incorporated by Reference


































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